Exhibit 99.01

Stock Code: 688082	Short Name: ACM Shanghai

ACM Research (Shanghai), Inc.

Records of Investor Relation Activities in April 2022

Type of investor relation activities	□ Survey by specific investors □ Media interview □ Press conference □ On-site visit	√ Analyst meeting □ Results announcement □ Roadshow √ Others (Investor briefing)
Date	April 2022
Venue	Conference call
Participants of the listed company	President: Hui WANG General Manager: Jian WANG Board Secretary: Mingzhu LUO Financial Director: Lan WANG
Summary of investor relation activities
I. Company Introduction: Leaders of the Company briefly described the performance of the Company for the first quarter of 2022, and answered questions of concern by investors.
II. Q&A:
1. Mr. President, comparing with the increases and changes in the revenues of domestic peer companies in the industry for the same period, specifically considering the actual delivery, inspection, and acceptance of tools of the Company, what are the differences in the internal and external environments between the first quarter of the last year and the first quarter of this year, and what are the reasons for the more inspection and acceptance achieved in the first quarter of the last year and the slow inspection and acceptance in the first quarter of this year?
A: In the first quarter, the inspection and acceptance plan for devices we delivered to the customer end was affected by the delay in the construction new production lines at some customers and the impact of the COVID-19 lockdowns.

2. Given the unexpected long period of impacts of the pandemic in Shanghai from the middle or end of March to the present, what response measures have been implemented in the previous month, what is the recovery situation at present, what are the impacts on delivery, and is it practical to achieve the revenue objective for this year through the implementation of subsequent measures?
A: The lockdown administration in response to the epidemic affected our shipments at the end of the quarter. Prior to the lockdown in March 27, we had organized over 100 employees in the Chuansha factory for closed-loop production. Under the government’s measures to resume work and production, the Company was included on the first white list for resumption of work about two weeks ago. We are now in close-loop production by shuttle only between the factory and living place and have started goods reception and shipment. Under the guidelines of the anti-pandemic office, we are increasing the number of employees to gradually resume production in strict compliance with resumption rules.

3. Mr. President, could you please describe the orders for this year? It’s expected that the current strong momentum of production expansion by domestic customers may be extended to 2023. In February, the Company announced several purchase orders, including a bulk purchase order for 29 sets of Ultra C wb bench wet cleaning equipment, 13 sets of Ultra ECP map front-end copper interconnection electroplating equipment, and 8 sets of Ultra ECP ap back-end advanced packaging electroplating equipment. Will the delivery of such new product orders be affected by the pandemic?
A: Order delivery was affected to a certain extent due to the lockdown in the first quarter. It’s expected that the delivery will be gradually restored after the middle of May. With respect to the general conditions of the Company’s orders, the global semiconductor shortage and continuous investment by customers promotes the development of the semiconductor equipment industry and strong demands for the semiconductor equipment of ACMSH. At this time, we are fully ordered for the Q2 and Q3, and we are in the process of acquiring orders for the Q4 and the Q1 in the next year.

4. Could you please describe the advances from customers at present? Does the Company request advance payments from new customers at a certain ratio? What about the ratio?
A: The Company requests advance payments from new customers at the average ratio of about 30%.

5. What do you think about the impacts of the price increase in upstream raw materials and cost increase in transportation costs on the gross margin in the following quarters?
A: With respect to parts, despite the fact that some of our suppliers have increased prices, most suppliers did not because they want to maintain a good long-term relationship. Therefore, we did not experience a significant impact from supplier pricing on the gross margin. The Company maintains its gross margin target of 40-45% with variance depending on the product portfolio on a quarterly basis.

6. Has the lockdown in Shanghai affected the procurement of parts and chemical agents from overseas and shipment to overseas customers? Does it affect the R&D staff for the efficiency of assisting in device commissioning? Will the pandemic affect the pace of launching new products in the future?
A: Both the procurement of parts from overseas and shipment to overseas markets have been affected by the lockdown, mainly because of customs matters for import and export and transportation have been affected by the pandemic. Given the ongoing efforts for resumption of production, it’s expected that the impact in the future will decrease gradually. We believe it is less likely to affect the efficiency of the R&D staff for assisting in device commissioning, or affect the pace of launching new products in the future.

7. For revenue in ACM Shanghai’s China GAAP results that were recognized in the first quarter, when were the orders received? According to such a pace, when will the revenue recognized in this year increase in amount?
A: ACM Shanghai’s GAAP revenue for the first quarter was based primarily on orders received after September last year. About 27% of the sales recognized in the first quarter of this year were shipped in the first quarter, with the remainder from shipments in prior periods; We expect ACM Shanghai’s China GAAP revenue will increase in Q2.

8. There is a news report in South Korea that ACMR will establish a factory in South Korea in the name of ACM US. Could you confirm this? What is the relationship between such a factory and ACMSH?
A: The semiconductor equipment industry is a global industry, and we intend to sell the differentiated products developed by ACMSH to global customers. ACMR, as the controlling shareholder of ACMSH, has always committed to helping ACMSH release differentiated products for the international market. ACMR is looking for land to establish a branch in South Korea, so as to assist ACMSH in establishing an R&D and production base in South Korea. As the controlling shareholder, ACMR will make all efforts to maximize the interests of all shareholders of ACMSH.

9. What are the reasons for the increase in the gross margin of the Company, and what is the sustainability of such a gross margin in the future?
A: The Company reported gross margin of 47% in the first quarter, which is above the upper limit of 45%. The increase comes from the product portfolio. In the future, the gross margin of the Company is expected to remain between 40-45%.

10. In March and April, many semiconductor packaging and testing factories in Jiangsu were also greatly affected by the pandemic. What are the impacts of such a situation on the inspection and acceptance of the Company’s packaging and testing equipment? What are the impacts on the Company’s overall shipment of packaging and testing equipment?
A: Generally, although the growth in the Company’s packaging and testing equipment in the last year may not be retained in this year, we still expect fairly good growth from these products and customers. At present, we are not sure about the situation in the second half of the year. However, given the construction of 12-inch production lines in China, we expect market demands for advanced packaging and testing equipment to increase in the longer term.

Enclosure: List of participants:

Anjie Group
Essence Securities Co., Ltd.
Baoying Fund Management Co., Ltd.
Beijing Chengtianjiu Investment Co., Ltd.
Beijing SunCapital Co., Ltd.
Beijing Shennong Capital
Beijing Yutian Capital Management Co., Ltd.
Beijing Longrising Asset Management Co., Ltd.
Beixin Ruifeng Fund Management Co., Ltd.
Green Court Capital Management
Bosera Asset Management Co., Ltd.
Caitong Fund
Firstred Capital
Purekind Fund
Dacheng Fund
Dajia Assets
Springs Capital
Northeast Securities
Eastmoney Securities
Orient Securities Co., Ltd.
Orient Securities Asset Management Co., Ltd.
Soochow Securities Co., Ltd.
FountainCap
Prudence Investment Management
Founder Fubon Fund
Founder Securities Co., Ltd.
Fullgoal Fund Management Co., Ltd.
Perseverance Asset Management
Everbright Securities Co., Ltd.
Everbright Securities Asset Management
GF Securities Co., Ltd.
GF Asset Management
Guangzhou Yunxi Private Placement Securities Fund Management Co., Ltd.
Sealand Securities
Sinolink Securities
CPIC Fund Management Co., Ltd.
Guolian Securities
Guosheng Securities
China Life Pension
Guotai Asset Management
Guotai Jun’an Securities Co., Ltd.
UBS SDIC Fund Management Co., Ltd.

Guosen Securities (HK) (Proprietary Accounts)
Guoyuan Securities (Proprietary Accounts)
Costline Investment
HFT Investment Management Co., Ltd.
Haitong International
Haitong Kaiyuan Investment Co., Ltd.
Haitong Securities Co., Ltd.
Haitong Securities Asset Management Co., Ltd.
Union Asset
Hexie Health Insurance
FocusBridge
Sequoia Capital Investment Management Co., Ltd.
Hongde Fund Management Co., Ltd.
Reignwood Investment
Huarong Fund Management Co., Ltd.
Huarong Securities Co., Ltd. (Proprietary Accounts)
Huatai Financial Holdings Co., Ltd.
Huatai Securities Co., Ltd.
Huatai Asset Management Co., Ltd.
Huaxi Securities (Proprietary Accounts)
China Asset Management Co., Ltd.
China Fortune Securities
High-Flyer Quant Investment Management Partnership
HSBC Jintrust Fund Management Co., Ltd.
HSBC Qianhai Securities Co., Ltd.
Huisheng Fund
Chaos Ternary Capital Management
Harvest Fund
Jiaxing Qianji Investment Co., Ltd.
CCB Financial Asset Investment Co., Ltd.
CCB Pension Management Co., Ltd.
Jiangsu High Hope Wisdom Investment Management Co., Ltd.
BOCOM International (Shanghai) Equity Investment Management Co., Ltd.
Golden Eagle Fund Management Co., Ltd.
Comein Finance
Greenwoods Asset
Invesco Great Wall
JT Asset Management Co., Ltd.
Capvision
Capvision Partners (Shanghai) Corporation Limited
Blueshirt
Marco Polo Pure Asset Management
Minsheng Royal Fund Management Co., Ltd.
Minsheng Securities Co., Ltd.

Minghe Investment
Southern Asset Management
Nanhua Fund
ABC-CA Fund Management
Lion Fund
Panjing Investment
Ping An Bank
Ping An Securities Co., Ltd.
Ping An Assets Management Co., Ltd.
SPD Bank
AXA SPDB Investment Managers
TDSH Capital
PICC Asset
Ren Bridge
Ren Jun Capital
Credit Suisse
UBS
Cephei Capital
Sumitomo Mitsui DS Asset Management Co., Ltd.
Shandong Golden Investment Management Co., Ltd.
Shanghai Chensheng Assets Management Co., Ltd.
Shanghai Dingsa Asset Management Co., Ltd.
Shanghai Fuying Investment Management Co., Ltd.
Shanghai International Trust
Shanghai Guosheng (Group) Co., Ltd.
Shanghai Huichen Private Fund
Shanghai Longlife Investment Co., Ltd.
Shanghai Jiuyou Equity Investment Fund Management Co., Ltd.
Shanghai Lingze Capital
Shanghai S-land Asset Management Co., Ltd.
Shanghai Pudong Development Bank Co., Ltd.
Shanghai Qinyuan Private Fund Management Center (Limited Partnership)
Shanghai Shangjin Investment Management Partnership (Limited Partnership)
Willing Capital
Shanghai Securities Co., Ltd.
Shanghai Zige Investment Management Co., Ltd.
BOSC Asset Management Co., Ltd.
SWS Research
Shenwan Hongyuan Securities Fenxi Road Office
Shenwan Hongyuan Securities Co., Ltd.
SWS MU Fund Management Co., Ltd.
Shenzhen Duoxin Investment (Wudi Investment)
Shenzhen Intewise Capital Management Co., Ltd.
Shenzhen Qianhai Gohedge Asset Management Co., Ltd.

Shenzhen Qianhai Julong Investment Co., Ltd.
Shenzhen DGS Asset Management Co., Ltd.
Shenzhen High-tech Investment Group Co., Ltd.
Shenzhen Leadinghorse Cpital Management Co., Ltd.
Shenzhen Qianhai Tangrong Capital Investment Management Co., Ltd.
Shenzhen Zhaotu Investment
Shenzhen Zhengyuan Investment Co., Ltd.
Shen Zhi Asset
Sino Life Asset
Tenbagger Capital
Capital Securities Corporation Limited
Tuopu Fund
Taikang Asset
TianAn Life
Tiancong Capital Management Co., Ltd.
Tianfeng Securities Co., Ltd.
Tianhong Asset Management Co., Ltd.
China Nature Asset Management Co., Ltd.
Wellington Investment Management International Co., Ltd.
Western Securities Co., Ltd.
Western Securities Equity Investment Department
Tibet Eastmoney Fund Management
Tibet Martin Yisheng Investment Management Co., Ltd.
Tibet Yuancheng Investment Management Co., Ltd.
Southwest Securities Co., Ltd.
New China Asset
Industrial Bank (Asset Management)
China Industrial Securities
CIB Wealth
Industrial Securities Asset Management Co., Ltd.
Asia-Pacific Property & Casualty Insurance Co., Ltd.
Asia-Pacific P&C
Sunshine Asset Management
Yimi Fund Management Co., Ltd.
Yinhua Fund
Yingda International Trust Co., Ltd.
Maxwealth Fund Management Co., Ltd.
Cowin Asset Management
Yuanxin (Zhuhai) Private Fund Management Co., Ltd.
Yunshan Investment
Great Wall Securities
Foresight Investment
Changjiang Securities
Changsheng Fund

Changxin Asset Management
China Merchants Fund
China Merchants Securities Co., Ltd.
Zhejiang Xinganxian Investment
Zheshang Securities
Zheshang Bank (Proprietary Accounts)
Loyal Valley Capital
Zhongcheng Xinyang Investment
SPIC Xianrong (Shanghai) Asset Management Co., Ltd.
China Life Insurance Assets Management Co., Ltd.
AVIC Securities Co., Ltd.
Bank of Beijing Scotiabank Asset Management Co., Ltd.
CICC
CICC Fund Management Co., Ltd.
Lombarda China Fund Management Co., Ltd.
Zhongtai Securities Co., Ltd.
Citic-Prudential Fund Management Co., Ltd.
China Fund Management Co., Ltd.
China Securities Co., Ltd.
CITIC Securities
BOC International Securities Co., Ltd.
China Post Fund Management Co., Ltd.
Central China Securities Research
CMBI
Credit Suisse
Expecta Capital
Indus Capital
Pleiad Investment
Point72
Polymer Capital
Schroders

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The following information is provided in connection with the furnishing of the above Record of April 2022 Investor Relation Activity of ACM Research (Shanghai), Inc. (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Trademarks

ULTRA C is a trademark of ACM Research, Inc. For convenience, this trademark appears in the Record without the ™ symbol, but that practice does not mean that ACM Research, Inc. will not assert, to the fullest extent under applicable law, its rights to the trademark.

Forward-Looking Statements

Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following, any of which could be exacerbated even further by the continuing COVID-19 outbreak in China and globally: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMS’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, currency fluctuations, political instability and war may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.